Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

7. Income Taxes

As of December 31, 2016, the Company had federal and California tax net operating loss (NOL) carryforwards available to reduce its future taxable income of approximately $119,242,000 and $63,992,000, respectively. The federal NOL begins to expire in 2027 and the state NOL begins to expire in 2017 unless previously utilized. At December 31, 2016, the Company has federal and state research tax credits of $3,803,000 and $2,623,000, respectively. The federal research credit expires in 2027 unless previously utilized. The California research credit will carry forward indefinitely until utilized.

Utilization of the NOL and R&D credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), as well as similar state and foreign provisions. These ownership changes may limit the amount of NOL and R&D credit carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders. Since the Company’s formation, the Company has raised capital through the issuance of capital stock on several occasions, including the IPO in 2014, which on their own or combined with the purchasing stockholders’ subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future.

The Company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company’s formation due to the complexity and cost associated with such a study and the fact that there may be additional such ownership changes in the future. If the Company has experienced an ownership change at any time since its formation, utilization of the NOL or R&D credit carryforwards would be subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL or R&D credit carryforwards before utilization. Further, until a study is completed and any limitation known, no amounts are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Due to the existence of the valuation allowance, future changes in the Company’s unrecognized tax benefits will not impact its effective tax rate. Any carryforwards that will expire prior to utilization as a result of such limitations will be removed from deferred tax assets, with a corresponding reduction of the valuation allowance.

Until the study is completed, the Company has removed federal and state operating losses of approximately $44,276,000 and federal and state research and development credits of approximately $5,534,000 from its deferred tax asset schedule and has recorded a corresponding decrease to its valuation allowance.

Significant components of the Company’s deferred tax assets for federal and state income taxes at December 31, 2016 and 2015 are shown below. A valuation allowance has been established as realization of such deferred tax assets is uncertain.

	2016	2015
Deferred tax assets:
Accrued compensation	46,000	138,000
Non-qualified Stock Options	173,000	349,000
Other, net	34,000	106,000

Total deferred tax assets	253,000	593,000
Valuation allowance	(253,000)	(593,000)

	$—	$—

There was no material income tax expense for the years ended December 31, 2016 and 2015.

A reconciliation of income tax expense as compared to the tax expense calculated by applying the statutory federal and state tax rate to income before taxes for the years ended December 31 is as follows:

	2016	2015	2014
Income tax at statutory rates	39.8%	39.8%	40.0%
Warrant liability remeasurement	0.0%	0.0%	(3.0%)
NOL not recorded due to 382 limitations	(36.7%)	(39.3%)	(34.0%)
Other	(3.1%)	(0.5%)	(3.0%)

Total tax expense	0.0%	0.0%	0.0%

The Company follows the provisions under the Income Taxes topic of the Codification which addresses accounting for the uncertainty in income taxes. The evaluation of a tax position in accordance with this topic is a two-step process. The first step involves recognition. The Company determines whether it is more likely than not that a tax position will be sustained upon tax examination, including resolution of any related appeals or litigation, based on only the technical merits of the position. The technical merits of a tax position derive from both statutory and judicial authority (legislation and statutes, legislative intent, regulations, rulings, and case law) and their applicability to the facts and circumstances of the tax position. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. A tax position that meets the more-likely-than-not recognition threshold is measures to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate resolution with a taxing authority.

The Company files income tax returns in the United States and California. The Company currently has no years under examination by any jurisdiction; however, the Company is subject to income tax examination by federal and state for years beginning in 2013 and 2012, respectively. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where NOLs and tax credits were generated and carried forward, and make adjustment up to the amount of the carryforwards. The Company does not have any unrecognized tax benefits as of December 31, 2016 and does not anticipate that the amount of unrecognized tax benefits will significantly change within the next twelve months. The Company has not recognized interest or penalties in its consolidated statements of operations and comprehensive loss since inception.

The Company’s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest and/or penalties in the statements of operations for the years ended December 31, 2016, 2015, and 2014 or for the period from February 1, 2007 to December 31, 2016.